UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
ARADIGM CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-28402 (Commission File Number)	94-3133088 (IRS Employer Identification No.)

3929 Point Eden Way Hayward, CA 94545

(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code (510) 265-9000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 6, 2006, the Board of Directors of Aradigm Corporation (the “Company”) approved bonuses for the Company’s executive officers for the 2006 fiscal year in the following amounts:

Officer Name	2006 Bonus

Igor Gonda, Ph.D.	$22,363.50
President and Chief Executive Officer

Thomas C. Chesterman	$48,202.00
Senior Vice President and Chief Financial Officer

Babatunde A. Otulana, M.D.	$45,352.00
Senior Vice President, Development

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION
Dated: December 12, 2006	By:	/s/ Igor Gonda
Igor Gonda
		Title:	President and Chief Executive Officer